                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     October 29, 1998
                                                --------------------------------


                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                    1-9924                   52-1568099
   ---------------             -----------               ------------------
   (State or other             (Commission               (IRS Employer
   jurisdiction of             File Number)              Identification No.)
   incorporation)

                    399 Park Avenue, New York, New York        10043
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                  (Address of principal executive offices)   (ZipCode)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)



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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits.
         -------------------------------------------------------------------

         Exhibits:

         Exhibit No.       Description
         -----------       -----------
            1.01 ......... Terms Agreement, dated October 29, 1998, between the
                           Company and Salomon Smith Barney Inc., as
                           Underwriter, relating to the offer and sale of the
                           Company's Floating Rate Senior Notes due February 3,
                           2000.

            4.01 ......... Form of Note for the Company's Floating Rate Senior
                           Notes due February 3, 2000.

                                       2

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  November 2, 1998                      CITIGROUP INC.



                                              By /s/ Peter Gallant
                                                 ---------------------------
                                                      Peter Gallant
                                                      Treasurer

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